SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 March 15, 2000


                           CONTINENTAL AIRLINES, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                   0-09781                   74-2099724
    (State or other        (Commission File Number)        (IRS Employer
    jurisdiction of                                     Identification No.)
     incorporation)


1600 Smith Street, Dept. HQSEO, Houston, Texas                 77002
(Address of principal executive offices)                     (Zip Code)


                                 (713) 324-5000
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits.

(c) Exhibits. The Exhibit Index is hereby incorporated by reference. The documents listed on the Exhibit Index are filed as Exhibits with reference to the Registration Statement on Form S-3 (Registration No. 333-91765) of Continental Airlines, Inc. The Registration Statement and the Prospectus
Supplement, dated March 1, 2000, to the Prospectus, dated December 8, 1999, relate to the offering of Continental Airlines, Inc.'s Pass Through Certificates, Series 2000-1.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CONTINENTAL AIRLINES, INC.


                                          By /s/ Jeffery A. Smisek
                                             __________________________________
                                             Jeffery A. Smisek
                                             Executive Vice President, Secretary
                                             and General Counsel

March 30, 2000

                                  EXHIBIT INDEX

            1.1 Underwriting Agreement, dated March 1, 2000, among Credit Suisse First Boston Corporation, Morgan Stanley & Co.
                  Incorporated, Chase Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc., as Underwriters, Credit Suisse First Boston, New York branch, as Depositary, and Continental Airlines, Inc.

            4.1 Revolving Credit Agreement (2000-1A-1), dated as of March 15, 2000, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Credit Suisse First Boston, New York branch, as Liquidity Provider

            4.2 Revolving Credit Agreement (2000-1A-2), dated as of March 15, 2000, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Credit Suisse First Boston, New York branch, as Liquidity Provider

            4.3 Revolving Credit Agreement (2000-1B), dated as of March 15, 2000, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Credit Suisse First Boston, New York branch, as Liquidity Provider

            4.4 Revolving Credit Agreement (2000-1C-1), dated as of March 15, 2000, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Morgan Stanley Capital Services Inc., as Liquidity Provider

            4.5 Revolving Credit Agreement (2000-1C-2), dated as of March 15, 2000, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Morgan Stanley Capital Services Inc., as Liquidity Provider

            4.6 Guarantee, dated March 15, 2000, by Morgan Stanley Dean Witter & Co. relating to Revolving Credit Agreement (2000-1C-1)

            4.7 Guarantee, dated March 15, 2000, by Morgan Stanley Dean Witter & Co. relating to Revolving Credit Agreement (2000-1C-2)

            4.8 Trust Supplement No. 2000-1A-1-O, dated March 15, 2000, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

            4.9 Trust Supplement No. 2000-1A-1-S, dated March 15, 2000, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

            4.10 Trust Supplement No. 2000-1A-2-O, dated March 15, 2000, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

            4.11 Trust Supplement No. 2000-1A-2-S, dated March 15, 2000, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

            4.12 Trust Supplement No. 2000-1B-O, dated March 15, 2000, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

            4.13 Trust Supplement No. 2000-1B-S, dated March 15, 2000, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

            4.14 Trust Supplement No. 2000-1C-1-O, dated March 15, 2000, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

            4.15 Trust Supplement No. 2000-1C-1-S, dated March 15, 2000, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

            4.16 Trust Supplement No. 2000-1C-2-O, dated March 15, 2000, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

            4.17 Trust Supplement No. 2000-1C-2-S, dated March 15, 2000, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

            4.18 Intercreditor Agreement, dated as of March 15, 2000, among Wilmington Trust Company, as Trustee, Credit Suisse First
                  Boston, New York branch, as Class A-1 Liquidity Provider, Class A-2 Liquidity Provider and Class B Liquidity Provider, Morgan Stanley Capital Services Inc., as Class C-1 Liquidity Provider and Class C-2 Liquidity Provider, and Wilmington Trust Company, as Subordination Agent and Trustee

            4.19 Deposit Agreement (Class A-1), dated as of March 15, 2000, between First Security Bank, National Association, as Escrow Agent, and Credit Suisse First Boston, New York branch, as Depositary

            4.20 Deposit Agreement (Class A-2), dated as of March 15, 2000, between First Security Bank, National Association, as Escrow Agent, and Credit Suisse First Boston, New York branch, as Depositary

            4.21 Deposit Agreement (Class B), dated as of March 15, 2000, between First Security Bank, National Association, as Escrow Agent, and Credit Suisse First Boston, New York branch, as Depositary

            4.22 Deposit Agreement (Class C-1), dated as of March 15, 2000, between First Security Bank, National Association, as Escrow Agent, and Credit Suisse First Boston, New York branch, as Depositary

            4.23 Deposit Agreement (Class C-2), dated as of March 15, 2000, between First Security Bank, National Association, as Escrow Agent, and Credit Suisse First Boston, New York branch, as Depositary

            4.24 Escrow and Paying Agent Agreement (Class A-1), dated as of March 15, 2000, among First Security Bank, National Association, as Escrow Agent, Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, Chase Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc., as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

            4.25 Escrow and Paying Agent Agreement (Class A-2), dated as of March 15, 2000, among First Security Bank, National Association, as Escrow Agent, Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, Chase Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc., as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

            4.26 Escrow and Paying Agent Agreement (Class B), dated as of March 15, 2000, among First Security Bank, National Association, as Escrow Agent, Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, Chase Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc., as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

            4.27 Escrow and Paying Agent Agreement (Class C-1), dated as of March 15, 2000, among First Security Bank, National Association, as Escrow Agent, Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, Chase Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc., as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

            4.28  Escrow and Paying Agent  Agreement  (Class  C-2),  dated as of
                  March  15,  2000,   among  First   Security   Bank,   National

                  Association, as Escrow Agent, Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, Chase Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc., as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

            4.29 Note Purchase Agreement, dated as of March 15, 2000, among Continental Airlines, Inc., Wilmington Trust Company, as Trustee, Wilmington Trust Company, as Subordination Agent, First Security Bank, National Association, as Escrow Agent, and Wilmington Trust Company, as Paying Agent

            4.30 Form of Leased Aircraft Participation Agreement (Participation Agreement among Continental Airlines, Inc., Lessee, [______________], Owner Participant, First Security Bank, National Association, Owner Trustee, Wilmington Trust Company, Mortgagee and Loan Participant) (Exhibit A-1 to Note Purchase Agreement)

            4.31 Form of Lease (Lease Agreement between First Security Bank, National Association, Lessor, and Continental Airlines, Inc., Lessee) (Exhibit A-2 to Note Purchase Agreement)

            4.32  Form  of  Leased  Aircraft   Indenture  (Trust  Indenture  and
                  Mortgage between First Security Bank, National Association, Owner Trustee, and Wilmington Trust Company, Mortgagee) (Exhibit A-3 to Note Purchase Agreement)

            4.33  Form of  Leased  Aircraft  Trust  Agreement  (Trust  Agreement
                  between   [________]  and  First   Security   Bank,   National
                  Association) (Exhibit A-5 to Note Purchase Agreement)

            4.34 Form of Special Indenture (Trust Indenture and Mortgage between First Security Bank, National Association, Owner Trustee and Wilmington Trust Company, Mortgagee) (Exhibit A-6 to Note Purchase Agreement)

            4.35 Form of Owned Aircraft Participation Agreement (Participation Agreement among Continental Airlines, Inc., Owner, and Wilmington Trust Company, as Mortgagee, Subordination Agent and Trustee) (Exhibit C-1 to Note Purchase Agreement)

            4.36 Form of Owned Aircraft Indenture (Trust Indenture and Mortgage between Continental Airlines, Inc., Owner, and Wilmington Trust Company, Mortgagee) (Exhibit C-2 to Note Purchase Agreement)

            4.37  8.048%   Continental   Airlines   Pass   Through   Certificate
                  2000-1A-1-O, Certificate No. 1

            4.38  7.918%   Continental   Airlines   Pass   Through   Certificate
                  2000-1A-2-O, Certificate No. 1

            4.39  8.388%   Continental   Airlines   Pass   Through   Certificate
                  2000-1B-O, Certificate No. 1

            4.40  8.499%   Continental   Airlines   Pass   Through   Certificate
                  2000-1C-1-O, Certificate No. 1

            4.41  8.321%   Continental   Airlines   Pass   Through   Certificate
                  2000-1C-2-O, Certificate No. 1

            23.1 Consent of Aircraft Information Services, Inc., dated February 25, 2000

            23.2  Consent of AvSOLUTIONS, Inc., dated February 25, 2000

            23.3  Consent of Morten Beyer and Agnew,  Inc.,  dated  February 25,
                  2000